Exhibit 99.1

            IDT Reports Fiscal First Quarter 2008 Results

    --  Revenue Up Seven Percent From Same Period One Year Ago

    --  Completed $100 Million of Stock Repurchase

    SAN JOSE, Calif.--(BUSINESS WIRE)--July 26, 2007--IDT(TM)
(Integrated Device Technology, Inc.) (NASDAQ:IDTI), a leading provider of essential mixed-signal semiconductor solutions that enrich the digital media experience, today announced results for the fiscal first quarter ended July 1, 2007.

    "We delivered seven percent revenue growth from the same period one year ago primarily due to strong sales into our computing end market," stated Greg Lang, president and CEO of IDT. "Our advanced memory buffer business delivered its sixth consecutive quarter of double digit growth, while sales of other computing products such as PC clocks and PCI Express switches delivered better-than-seasonal expectations. Our communications clock and telecom businesses also grew sequentially which helped offset weaker demand in our gaming sub segment."

    The following highlights the Company's financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses in accordance with GAAP which are excluded from non-GAAP results based on management's determination that they are not directly reflective of on-going operations. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

    -- Revenue for the fiscal first quarter of 2008 was $199.0 million, up seven percent from the $185.5 million reported in the same period one year ago.

    -- GAAP net loss for the fiscal first quarter of 2008 was $1.1 million or a loss of $0.01 per diluted share, compared to a GAAP net loss of $1.6 million or $0.01 per diluted share in same period one year ago. Fiscal first quarter 2008 GAAP results include $32.2 million of acquisition-related charges (including $31.1 million in amortization of intangibles and $1.1 million of other acquisition-related charges), $11.8 million of stock-based compensation, $0.8 million in tax effects related to acquisition related items and $0.4 million of restructuring related charges.

    -- Non-GAAP net income for the fiscal first quarter of 2008 was $44.1 million or $0.22 per diluted share, compared to non-GAAP net income of $50.6 million or $0.25 per diluted share reported in the same period one year ago.

    -- GAAP gross profit for the fiscal first quarter of 2008 was $84.9 million, compared to GAAP gross profit of $84.2 million in the same period one year ago. Non-GAAP gross profit for the fiscal first quarter of 2008 was $102.4 million, compared to non-GAAP gross profit of $105.4 million reported in the same period one year ago.

    -- GAAP R&D expense for the fiscal first quarter of 2008 was $44.7 million, compared with GAAP R&D expense of $39.6 million in the same period one year ago. Non-GAAP R&D expense for the fiscal first quarter of 2008 was $37.8 million, compared to non-GAAP R&D expense of $32.3 million in the same period one year ago.

    -- GAAP SG&A expense for the fiscal first quarter of 2008 was $45.1 million, compared to GAAP SG&A expense of $48.0 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal first quarter of 2008 was $25.1 million, compared to non-GAAP SG&A expense of $24.2 million in the same period one year ago.

    Share Repurchase Program Update

    During the fiscal first quarter of 2008, the Company repurchased approximately $100 million of IDT shares. The Company has approximately $75 million dollars remaining under the current repurchase program.

    Webcast and Conference Call Information

    Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. PT on July 26, 2007. The webcast replay will be available after 5:00 p.m. PT on July 26, 2007.

    Investors can also listen to the live call at 1:30 p.m. PT on July 26, 2007 by calling (877) 209-0397 or (612) 332-0932. The conference call replay will be available after 5:00 p.m. PT on July 26, 2007 through 11:59 p.m. PT on August 2, 2007 at (800) 475-6701 or (320)
365-3844. The access code is 880289.

    About IDT

    With the goal of continuously improving the digital media experience, IDT integrates its fundamental semiconductor heritage with essential innovation, developing and delivering low-power, mixed-signal solutions that solve customer problems. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market(R) under the symbol "IDTI." Additional information about IDT is accessible at www.IDT.com.

    Forward Looking Statements

    Investors are cautioned that forward-looking statements in this release involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and supply of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 1, 2007.

    IDT and the IDT logo are trademarks of Integrated Device
Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.


                  INTEGRATED DEVICE TECHNOLOGY, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
(In thousands, except per share data)
                                              Three Months Ended
----------------------------------------------------------------------
                                          July 1,  April 1,   July 2,
                                           2007      2007      2006
                                         --------- --------- ---------

Revenues                                 $199,016  $206,688  $185,536

Cost of revenues                          114,128   122,734   101,301
                                         --------- --------- ---------

Gross profit                               84,888    83,954    84,235
                                         --------- --------- ---------

Operating expenses:

  Research and development                 44,699    42,492    39,589

  Selling, general and administrative      45,114    47,440    47,993
                                         --------- --------- ---------

Total operating expenses                   89,813    89,932    87,582
                                         --------- --------- ---------

Operating loss                             (4,925)   (5,978)   (3,347)

Interest expense                              (41)      (53)      (79)

Interest income and other, net              5,852     3,942     3,336
                                         --------- --------- ---------

Loss before income taxes                      886    (2,089)      (90)

Provision (Benefit) for income taxes        1,982     1,322     1,474
                                         --------- --------- ---------

Net Loss                                 $ (1,096) $ (3,411) $ (1,564)
                                         ========= ========= =========


Net loss per share:

Basic                                    $  (0.01) $  (0.02) $  (0.01)

Diluted                                  $  (0.01) $  (0.02) $  (0.01)

Weighted average shares:

Basic                                     193,254   196,527   198,706

Diluted                                   193,254   196,527   198,706


                  INTEGRATED DEVICE TECHNOLOGY, INC.
                  RECONCILIATION OF GAAP TO NON-GAAP
                             (Unaudited)
(In thousands)
                                              Three Months Ended
----------------------------------------------------------------------
                                          July 1,  April 1,   July 2,
                                           2007      2007      2006
                                         --------- --------- ---------


GAAP Net Income                          $ (1,096) $ (3,411) $ (1,564)
                                         ========= ========= =========

GAAP Diluted Income Per Share            $  (0.01) $  (0.02) $  (0.01)
                                         ========= ========= =========
   Acquisition Related:

        Amortization of acquisition
         related intangibles (1)           31,075    39,263    36,985

        Inventory FMV write-up (1)              -         -     1,509

        Acquisition related costs (2)       1,108       592     1,962

   Restructuring Related:

        Reduction in Force (3)                 (9)      407       532

        Assembly Transition Costs (4)         275     1,935         -

        Facility closure costs (5)            151       187       207

        Asset impairment (6)                    -     1,915         -

   Other:

        Stock-Based Compensation Expense
         (7)                               11,830    11,085    11,010

        Taxes affects of Non-GAAP
         adjustments (8)                      801       235         -
                                         --------- --------- ---------

Non-GAAP Net Income                      $ 44,135  $ 52,208  $ 50,641
                                         ========= ========= =========

Non-GAAP Diluted Earnings Per Share      $   0.22  $   0.26  $   0.25
                                         ========= ========= =========

Weighted average shares:

Basic                                     193,254   196,527   198,706

Diluted                                   197,898   202,007   202,504



GAAP gross profit                          84,888    83,954    84,235
                                         --------- --------- ---------

   Acquisition Related:

        Amortization of acquisition
         related intangibles (1)           15,630    20,477    18,324

        Inventory FMV write-up (1)              -         -     1,509

        Acquisition related costs (2)         453       417       732

   Restructuring Related:

        Reduction in Force (3)                 (9)      214       100

        Assembly Transition Costs (4)         275     1,935         -

        Facility closure costs (5)             92        76       148

        Asset impairment (6)                    -     1,915         -

   Other:

        Stock-Based Compensation Expense
         (7)                                1,053     1,251       354
                                         --------- --------- ---------

Non-GAAP gross profit                     102,382   110,239   105,402
                                         --------- --------- ---------



GAAP R&D Expenses:                         44,699    42,492    39,589
                                         --------- --------- ---------

   Acquisition Related:

        Amortization of acquisition
         related intangibles (1)              (62)     (125)     (125)

        Acquisition related costs (2)         (96)     (218)   (1,074)

   Restructuring Related:

        Reduction in Force (3)                  -      (125)     (319)

        Facility closure costs (5)            (41)      (65)      (34)

   Other:

        Stock-Based Compensation Expense
         (7)                               (6,731)   (5,979)   (5,724)
                                         --------- --------- ---------

Non-GAAP R&D Expenses                      37,769    35,980    32,313
                                         --------- --------- ---------



GAAP SG&A Expenses:                        45,114    47,440    47,993
                                         --------- --------- ---------

   Acquisition Related:

        Amortization of acquisition
         related intangibles (1)          (15,383)  (18,661)  (18,536)

        Acquisition related costs (2)        (559)       43      (156)

   Restructuring Related:

        Reduction in Force (3)                  -       (68)     (113)

        Facility closure costs (5)            (18)      (46)      (25)

   Other:

        Stock-Based Compensation Expense
         (7)                               (4,046)   (3,855)   (4,932)
                                         --------- --------- ---------

Non-GAAP SG&A Expenses                     25,108    24,853    24,231
                                         --------- --------- ---------



GAAP Interest income and other, net         5,811     3,889     3,257
                                         --------- --------- ---------

Non-GAAP Interest income and other, net     5,811     3,889     3,257
                                         --------- --------- ---------



GAAP Provision (Benefit) for Income
 Taxes                                      1,982     1,322     1,474
                                         --------- --------- ---------

        Taxes affects of Non-GAAP
         adjustments (8)                     (801)     (235)        -

Non-GAAP Provision for Income Taxes         1,181     1,087     1,474
                                         --------- --------- ---------

(1) Consists of amortization charges of acquisition-related intangible assets and the incremental cost related to the sale of acquired inventory.

(2) Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees. Also includes costs associated with our merger with ICS and the acquisition of Freescale assets in Q2 2006, such as additional depreciation resulting from purchase accounting and costs associated with the exit of previously leased facilities.

(3) Consists of costs associated with restructuring actions initiated by the Company, primarily severance and retention costs.

(4) Consists of incremental costs incurred as the Company transitions its assembly operations in Malaysia to a third-party.

(5) Consists of ongoing costs associated with the exit of our leased facilities in Santa Clara and Salinas (Q1 2006) and the closure of our manufacturing facility in the Philippines (Q1 2006).

(6) Consists of impairment charges related to our manufacturing facility in the Philippines.

(7) Consists of stock-based compensation expense recorded in connection with FAS 123R.

(8) Consists of the tax effects of acquisition-related non-GAAP adjustments.



                  INTEGRATED DEVICE TECHNOLOGY, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Unaudited)

                                                  July 1,    April 1,
(In thousands)                                      2007       2007
----------------------------------------------------------------------


ASSETS

Current assets:

Cash and cash equivalents                        $  202,127 $  246,589

Short-term investments                              103,342    113,344

Accounts receivable, net                             93,473     89,986

Inventories                                          82,147     85,076

Deferred Taxes                                        7,910      7,308

Prepaid and other current assets                     18,370     18,484
                                                 ---------- ----------

Total current assets                                507,369    560,787

Property, plant and equipment, net                   88,854     93,058

Goodwill                                          1,035,611  1,038,064

Acquisition-related intangibles                     283,409    314,484

Other assets                                         30,752     24,386
                                                 ---------- ----------

TOTAL ASSETS                                     $1,945,995 $2,030,779
                                                 ========== ==========



LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable                                 $   52,645 $   47,854

Accrued compensation and related expenses            20,832     30,882

Deferred income on shipments to distributors         30,523     34,343

Income taxes payable                                 18,217     21,973

Other accrued liabilities                            24,353     20,033
                                                 ---------- ----------

Total current liabilities                           146,570    155,085


Deferred tax liabilities                             21,359     20,603

Long term liabilities                                17,130     16,001
                                                 ---------- ----------

Total liabilities                                   185,059    191,689


Stockholders' equity                              1,760,936  1,839,090
                                                 ---------- ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $1,945,995 $2,030,779
                                                 ========== ==========


    CONTACT: IDT Investor Relations
             Mike Knapp, 408-284-6515 (Financial)
             mike.knapp@idt.com
             Chad Taggard, 408-284-8200 (Press)
             chad.taggard@idt.com